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                                                                    3/5/02 DRAFT

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                               -------------------


                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: March 8, 2002

Commission        Exact name of registrant as specified in its charter   State of         I.R.S. Employer
File Number       and principal office address and telephone number      Incorporation    ID. Number

1-14514           Consolidated Edison, Inc.                              New York         13-3965100
                  4 Irving Place, New York, New York 10003
                  (212) 460-4600





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                                      - 2 -

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)         See Exhibit Index.


ITEM 9.     REGULATION FD DISCLOSURE

The material attached hereto as Exhibit 99.4, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

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                                      - 3 -


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED EDISON, INC.



                                         By:   /s/ Joan S. Freilich
                                              ---------------------------------
                                              Joan S. Freilich
                                              Executive Vice President and
                                                 Chief Financial Officer

DATE:  March 8, 2002


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                                      - 4 -


                                Index to Exhibits

                                                               Sequential
                                                               Number at which
Exhibit     Description                                        Exhibit Begins


23          Consent of PricewaterhouseCoopers LLP

99.1 Consolidated balance sheet and statement of capitalization at December 31,2001 and 2000, and related consolidated statements of income, of retained earnings, of comprehensive income and of cash flows for each of the three years in the period ended December 31, 2001, and the notes thereto, of Consolidated Edison, Inc. and its subsidiaries ("2001 Financial Statements").

99.2 Report of PricewaterhouseCoopers LLP, dated February 21, 2002, relating to the 2001 Financial Statements.

99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations relating to the 2001 Financial Statements.

99.4       Presentation to Investors - March 8, 2002